                               SCHEDULE 14A INFORMATION
                                  (Amendment No.   )


     Filed by the Registrant[x]
     Filed by a Party other than the Registrant[ ]
     Check the appropriate box:
     [x]   Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]   Definitive Proxy Statement
     [ ]   Definitive Additional Materials
     [ ]   Soliciting   Material    Pursuant   to   Section   240.14a-11(c)   or
           Section 240.14a-12

     _________________________________________________________________________
                                HERITAGE SERIES TRUST
     _________________________________________________________________________

     Payment of Filing Fee (Check the appropriate box):

     [x]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2)
           or Item 22(a)(2) of
          Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ]   Fee computed  on table below  per Exchange Act  Rules 14a-6(i)(4) and
           0-11.
           1)    Title  of  each  class  of   securities  to  which  transaction
                 applies:
           ____________________________________________________________________
           2)    Aggregate number of securities to which transaction applies:
           ____________________________________________________________________
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ____________________________________________________________________
           4)  Proposed maximum aggregate value of transaction:
           ____________________________________________________________________
           5)  Total fee paid:
           ____________________________________________________________________

     [ ]   Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:
           ____________________________________________________
          2)  Form, Schedule or Registration Statement No.:
           ____________________________________________________
          3)  Filing Party:
           ____________________________________________________
          4)  Date Filed:
           ____________________________________________________

                                                            Preliminary copy for
                                                              the information of
                                                              the Securities and
                                                            Exchange Commission;
                                                              File No. 811-7470;
                                                                      Rule 14a-6

                               HERITAGE SERIES TRUST -
                                  VALUE EQUITY FUND


                                      NOTICE OF
                           SPECIAL MEETING OF SHAREHOLDERS
                                     May 24, 1996


     To the Shareholders:

           A Special Meeting of the holders of shares of beneficial interest of the Heritage Series Trust - Value Equity Fund (the "Fund") will be held on May 24, 1996 at 8:30 a.m., Eastern time, or any adjournment(s) thereof, at the offices of Heritage Asset Management, Inc., at 880 Carillon Parkway, St. Petersburg, Florida 33716 in Classroom A for the following purposes:

           (1)   To  approve   an  Investment   Subadvisory  Agreement   between
                 Heritage Asset Management, Inc. and Dreman Value Advisors, Inc.; and

           (2) To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

           You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on March 22, 1996. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                   By Order of the Board of Trustees,

                                   CLIFFORD J. ALEXANDER
                                   Secretary


     March 25, 1996
     880 Carillon Parkway
     St. Petersburg, Florida  33716



                                YOUR VOTE IS IMPORTANT
                          NO MATTER HOW MANY SHARES YOU OWN

             PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY FORM, DATE AND SIGN THE FORM, AND RETURN THE FORM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY FORM BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARD, THEY WILL NOT BE VOTED.

                               HERITAGE SERIES TRUST -
                                  VALUE EQUITY FUND

                880 Carillon Parkway, St. Petersburg, Florida  33716

                                 ___________________

                                   PROXY STATEMENT
                                 ___________________


              Special Meeting of Shareholders to be Held on May 24, 1996

           This is a proxy statement with respect to the Value Equity Fund (the "Fund") of Heritage Series Trust (the "Trust") in connection with the solicitation of proxies made by, and on behalf of, the Trust's Board of Trustees ("Trustees") to be used at the Fund's special meeting of shareholders of the Trust or any adjournment(s) thereof ("Meeting"). This proxy statement first will be mailed to shareholders on or about March 25, 1996.

           A majority of the shares of the Fund outstanding on March 22, 1996 ("Record Date"), represented in person or by proxy, must be present to constitute a quorum for the transaction of business at the Meeting. Only holders of securities as of this date are entitled to notice of and to vote at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve any one of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. A shareholder vote may be taken on the proposal described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

           Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal when the required vote is a percentage of the shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

           The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted in favor of the proposal described in this proxy statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. Your proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy if received by the Fund prior to the Meeting, or by appearing and voting at the Meeting.

           As of the Record Date, the Fund had _________ Class A shares outstanding and _______ Class C shares outstanding, and, to the best of the Fund's knowledge, no person held of record or owned beneficially more than 5% of the Fund's outstanding shares. All costs associated with the Meeting, including the solicitation of proxies, will be borne by the Fund. Solicitations will be made primarily by mail but also may include telephone communications by regular employees of Heritage Asset Management, Inc. ("Heritage"), the Fund's investment adviser and administrator, who will not receive any compensation therefor from the Fund. Each full share of the Fund is entitled to one vote, and each fractional share is entitled to a proportionate share of one vote. YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, FREE OF CHARGE, BY WRITING TO HERITAGE AT 880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716 OR BY CALLING 1-800-421-4184.


     PROPOSAL 1.       APPROVAL OF THE SUBADVISORY AGREEMENT

            The Trustees and Heritage propose that Dreman Value Advisors, Inc. ("Dreman") be appointed a subadviser of the Fund. If this appointment is approved by shareholders, Dreman would become the second subadviser to the Fund. Eagle Asset Management, Inc. ("Eagle"), an affiliate of Heritage, currently is the Fund's sole subadviser. Heritage and Eagle are wholly-owned subsidiaries of Raymond James Financial, Inc. ("RJF"). Eagle has been the investment subadviser of the Fund since the Fund's inception pursuant to a subadvisory agreement between Heritage and Eagle dated December 24, 1994 ("Eagle Agreement").

           The proposed retention of Dreman is based primarily on the desire of Trustees and Heritage to have Christian C. Bertelsen continue serving as portfolio manager of the Fund. Mr. Bertelsen has served in this capacity since the Fund's inception and is responsible for its day-to-day portfolio management. Mr. Bertelsen became Chief Investment Officer of Dreman on March 1, 1996. He also continues to serve as a Senior Vice President of Eagle under an agreement that is scheduled to expire on May 31, 1996. Pending shareholder action on this proposal to retain Dreman as one of the Fund's subadviser, Mr. Bertelsen remains the portfolio manager in his capacity as a Senior Vice President of Eagle.

           If Dreman is approved as a subadviser, Heritage will have discretion to allocate the assets of the Fund between Dreman and Eagle subject to the oversight of the Trustees. Heritage initially intends to allocate all of the Fund's assets to Dreman. The proportion of assets allocated to each subadviser will be reviewed periodically by Heritage. If shareholders approve Dreman's appointment as subadviser, Dreman will provide similar portfolio management services as Eagle has provided, will employ the same portfolio manager, and will receive a lower subadvisory fee than Eagle currently receives.

           At a meeting held on March 15, 1996, the Trustees determined that it would be in the Fund's best interest to continue to retain Mr. Bertelsen's services by appointing Dreman as the Fund's investment subadviser. In making this decision, the Trustees considered, among other factors, continuity in the Fund's investment strategy and style, Mr. Bertelsen's specialized experience and success as a portfolio manager, his experience and track record to date as the Fund's portfolio manager, the other personnel employed by Dreman who would assist in portfolio management activities, and other portfolio management alternatives available to the Fund.

           At their March 15, 1996 meeting, the Trustees unanimously approved proposals that (1) Dreman be appointed as an additional investment subadviser to the Fund, (2) the proposed investment subadvisory agreement between Heritage and Dreman ("Agreement") be approved, and (3) the Agreement be submitted for shareholder approval. These decisions included the unanimous approval of all Trustees who are not "interested persons" of the Trust, Heritage, Eagle or Dreman as that term is defined in the Investment Company Act of 1940, as amended ("Independent Trustees").

     DESCRIPTION OF THE SUBADVISORY AGREEMENT

           Under the Agreement, Dreman will manage the investment of Fund assets allocated to it and will be responsible for placing all orders for the purchase and sale of portfolio securities for which it is responsible, subject to the supervision of the Trustees and Heritage.

           As compensation for Dreman's services and for expenses borne by Dreman under the Agreement, Dreman will be paid a monthly subadvisory fee by Heritage (not by the Trust) at an annual rate equal to 0.35% of the Fund's average daily net assets allocated to Dreman by Heritage. However, if, at some time in the future, Heritage's advisory fee is reduced due to the imposition of asset level breakpoints, Dreman's subadvisory fee shall be reduced proportionately, provided that in no event shall such fee be reduced below 0.35% for the first $50 million of the Fund's average daily net assets allocated to Dreman by Heritage. Heritage currently pays from its advisory fee to Eagle a subadvisory fee of 0.375% of the Fund's average daily net assets allocated to Eagle. Accordingly, allocation of 100% of the Fund's assets to Dreman will result in a higher portion of the advisory fee being retained by Heritage.

           The Agreement provides that Heritage will indemnify and hold harmless Dreman against any losses, expenses, claims, damages or liabilities (or action or proceedings with respect thereof), for wrongful action in breach of the Agreement or Heritage's advisory agreement with the Trust, in the distribution of the Fund's shares, or any other wrongful action, except that Dreman may be held liable to the extent that a court having jurisdiction determined by a final judgment, or an independent counsel agreed upon by Heritage and Dreman shall have concluded in a written opinion, that such losses resulted from Dreman's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Dreman of its duties. The foregoing indemnification is in addition to any rights that Dreman may have at common law or otherwise.

           The Agreement also provides that Dreman will indemnify and hold harmless Heritage against any losses, expenses, claims, damages or liabilities (or action or proceedings with respect thereof), for wrongful action in breach of the Agreement or Heritage's advisory agreement with the Trust, in the distribution of the Fund's shares, or any other wrongful action, except that Heritage may be held liable to the extent that a court having jurisdiction determined by a final judgment, or an independent counsel agreed upon by Heritage and Dreman shall have concluded in a written opinion, that such losses resulted from Heritage's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Heritage of its duties. The foregoing indemnification is in addition to any rights that Heritage may have at common law or otherwise.

           If approved by shareholders, the Agreement would be executed promptly by Heritage and Dreman. Unless sooner terminated, it would remain in effect for two years following its effective date. Thereafter, it would continue automatically for successive annual periods, provided that it is specifically approved at least annually (1) by a vote of a majority of the Independent Trustees and (2) by all Trustees or by a vote of a majority of the outstanding shares of the Fund. The Trust may terminate the proposed Agreement by a vote of a majority of its Trustees or a majority of its outstanding voting securities on 60 days' written notice to Heritage or Dreman. Heritage may at any time terminate that Agreement upon 60 days' written notice to Dreman. Dreman may at any time terminate that Agreement upon 90 days' written notice to Heritage. The Agreement automatically will terminate without penalty in the event of its assignment.

     INFORMATION ABOUT DREMAN

           Dreman is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Dreman was established as a wholly-owned subsidiary of Zurich Kemper Investments, Inc. ("ZKI") in August, 1995. Dreman previously conducted business as Dreman Value Management, L.P. Dreman serves as an investment advisor to 6 mutual fund series and to private accounts with aggregate assets in excess of $1.8 billion. For a list of investment companies having a similar investment strategy to the Fund which are advised by Dreman, including Dreman's rates of compensation, see Appendix A. Dreman is located at 10 Exchange Place, 20th Floor, Jersey City, NJ 07301.

           ZKI, which provides ongoing administrative and financial support to Dreman, has been managing mutual funds for over 46 years. ZKI is an indirect wholly-owned subsidiary of Zurich Insurance Company. Zurich
     Insurance Company is part of the Zurich Insurance Group, a global organization headquartered in Zurich, Switzerland, that provides services in life and non-life insurance, reinsurance and asset management in more than 45 companies. ZKI currently manages 28 open-end mutual funds and 7 closed-end funds, together offering 68 portfolios. ZKI and its affiliates have approximately $79 billion in assets under management and constitute one of the nation's largest asset management complexes. The address of
     ZKI is 120 LaSalle Street, Chicago, Illinois 60603. Zurich Insurance Company's address is Mythenquai 2, P.O. Box Ch-8022, Zurich, Switzerland.


           The names, position with Dreman, and principal occupations of the principal executive officer and the directors of Dreman are as follows:

       NAME                      POSITION WITH DREMAN            PRINCIPAL OCCUPATION


       Stephen B. Timbers     Director                     Director, President, Chief
                                                           Executive Officer and Chief
                                                           Investment Officer, ZKI;
                                                           Director, Kemper Distributors,
                                                           Inc.; President and Trustee,
                                                           Kemper Funds

       David N. Dreman        Chairman and Director        Chairman, Dreman

       John E. Neal           Director                     Director, ZKI; President,
                                                           Kemper Funds Group (a unit of
                                                           ZKI); Director, Kemper
                                                           Distributors, Inc.

       James R. Neel          President, Chief             President, Chief Executive
                              Executive Officer and        Officer, Dreman
                              Director

       John E. Peters         Director                     Senior Executive Vice
                                                           President and Director, ZKI;
                                                           President and Director, Kemper
                                                           Distributors, Inc.


     RECOMMENDATION OF THE BOARD OF TRUSTEES

           In order to minimize any potential disruption of portfolio management services and to maintain quality portfolio management services in the future, the Trustees decided to appoint Dreman as investment subadviser to the Fund and recommend that shareholders approve the proposed Agreement. In approving the Agreement, the Board analyzed the factors discussed above and other factors that would affect positively or negatively the provision of portfolio management services.

           If Proposal 1 is not approved by shareholders, Heritage will continue as the Fund's investment adviser and investment discretion with respect to 100% of the Fund's assets will continue to be allocated to Eagle as subadviser. The Trustees would then consider whether any other arrangements for the provision of investment subadvisory services are appropriate and in the best interests of the Fund's shareholders.

     VOTE REQUIRED

           Approval of Proposal 1 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                                VOTE "FOR" PROPOSAL 1.


                             INFORMATION ABOUT THE TRUST

     CURRENT ADVISORY ARRANGEMENTS

           Heritage is a Florida corporation organized in 1985 and registered as an investment adviser under the Advisers Act. Heritage serves as investment adviser and administrator to the Fund pursuant to an Investment Advisory and Administration Agreement between Heritage and the Trust on behalf of the Fund, dated December 24, 1994 ("Advisory Agreement"). The Advisory Agreement and the Eagle Agreement each were approved by the Fund's sole initial shareholder on December 29, 1994 and were last approved by the Board of Trustees on November 20, 1995. All of the capital stock of Heritage is owned by RJF. Thomas A. James, a Trustee of the Trust, by virtue of his direct or indirect ownership of RJF, owns beneficially more than 10% of Heritage. RJF, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields. Heritage also serves as investment adviser and manager to five other investment companies with net assets totaling approximately $2 billion as of January 31, 1996.

           The principal address of Heritage, RJF, Thomas A. James and each of Heritage's directors and principal executive officer is at 880 Carillon Parkway, St. Petersburg, Florida 33716. The directors and principal executive officer of Heritage are: Jeffrey P. Julien, Director; Richard K. Riess, Director; and Stephen G. Hill, Director, President and Chief Executive Officer. The officers of the Fund who also are employed by Heritage are: Stephen G. Hill; Donald H. Glassman; and Patricia Schneider. The Trustees and officers of the Fund do not own in the aggregate more than 1% of the shares of beneficial interest in the Fund.

           Under the Advisory Agreement, and subject to the supervision of the Trustees, Heritage has agreed, among other duties, to provide a continuous investment program for the Fund's investment portfolio, supervise all aspects of the Fund's operation and hold itself available to respond to shareholder inquiries. The Advisory Agreement expressly permits advisory services to be delegated to and performed by a subadviser. Under the Advisory Agreement, the Fund bears all of its expenses not specifically assumed by Heritage incurred in its operation and the offering of shares. For services provided under the Advisory Agreement, the Fund pays Heritage an annualized advisory fee, computed daily and paid monthly, of 0.75% of the Fund's average daily net assets. As required by state regulations, Heritage will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund in any fiscal year exceed applicable limits. To date, no such reimbursements have been required. If, during the current fiscal year, Class A expenses exceed 1.65% of average daily net assets, or Class C expenses exceed 2.40%, Heritage voluntarily will waive its advisory fees or reimburse each class of the Fund as necessary to limit expenses to these levels. For the period December 30, 1994 (commencement of operations) to October 31, 1995, Heritage waived its fees in the amount of $47,250 and reimbursed Fund expenses in the amount of $68,724.

           Heritage also is the fund accountant and transfer and dividend disbursing agent for the Fund. For the period December 30, 1994 (commencement of operations) to October 31, 1995, the Fund paid Heritage $10,346 for its services as transfer and dividend disbursing agent. For the same period, the Fund paid Heritage $20,509 for its services as fund accountant. Heritage will continue to provide these services to the Fund if the Agreement is approved.

           In addition, an affiliate of Heritage, Raymond James & Associates, Inc. ("RJA"), serves as the Trust's principal underwriter. As compensation for certain distribution and shareholder servicing activities, the Fund paid RJA $13,040 and $10,848 for distribution fees for the Fund's Class A Shares and Class C Shares, respectively, pursuant to the Trust's Rule 12b-1 distribution plan. RJA will continue to serve as principal underwriter to the Trust after the advisory contract is approved.

           The Advisory Agreement and the Eagle Agreement each provide that Heritage and/or Eagle, as applicable, will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matter to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties thereunder.

     BROKER COMMISSIONS

           RJA may act as broker on behalf of the Fund in the purchase and sale of portfolio securities. For the period December 29, 1994 (commencement of operations) to October 31, 1995, the total dollar amount of brokerage commission paid by the Fund were $43,552, of which $8,596 was paid to RJA. Transactions in which the Fund used RJA as broker involved 12.08% of the aggregate dollar amount of transactions involving the payment of commissions, and 19.74% of the aggregate commissions paid by the Fund during the period.


                                SHAREHOLDER PROPOSALS

           As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 880 Carillon Parkway, St. Petersburg, Florida 33733, so as to be received a reasonable time before the proxy solicitation for that meeting is made.

           Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.


                                    OTHER BUSINESS

           Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                   By the Order of the Board of Trustees,

                                   CLIFFORD J. ALEXANDER
                                   Secretary

     March 25, 1996


          IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                     APPENDIX A

           Dreman  acts  as investment  adviser or  subadviser to  the following
     mutual  funds   (or  series  of  mutual   funds)  with  similar  investment
     objectives to the Heritage Series Trust - Value Equity Fund:

                                            Assets as of         Advisory or
                                               2/29/96         Subadvisory Fee
                                            -------------      ---------------

       Kemper-Dreman Fund, Inc. (KDFI)
       Kemper-Dreman Contrarian Fund        $ 35 million              0.75%*

       KDFI --
       Dreman High Return Fund              $145 million              0.75%*

       The Legend Fund, Inc. --
       Dreman Value Portfolio
       (Subadviser)                          $16 million              0.50%

       Kemper Value Plus Growth Fund,
       Inc.
       (Subadviser)                          $16 million              0.25%

       Kemper Horizon Fund, Inc.
       (Subadviser)                          $9 million               0.25%

     ______________

     *   A portion of fee may be waived as a result of expense limitations.

                                                                           PROXY
                                                                           -----


     March 25, 1996


     Dear Shareholder:

     The enclosed proxy materials relate to a special meeting of the shareholders of the Heritage Series Trust - Value Equity Fund ("Fund") to be held on Tuesday, May 24, 1996. The purpose of this meeting is to seek shareholder approval of a Subadvisory Agreement under which Dreman Value Advisors, Inc. ("Dreman") would become an additional investment subadviser of the Fund. Under the proposed agreement, Dreman would be compensated by Heritage Asset Management, Inc. ("Heritage"), the Fund's investment adviser, and not by the Fund. Adding Dreman as an investment subadviser of the Fund would allow Christian C. Bertelsen, who has been the Fund's portfolio manager since its inception in late 1994, to continue in that role. Mr. Bertelsen became Chief Investment Officer of Dreman on March 1, 1996.

     Heritage has recommended, and the Fund's Board of Trustees has approved, the appointment of Dreman as subadviser to the Fund. Dreman, an investment management firm that provides investment advisory services to retail and institutional clients and registered investment companies, currently has assets under management of approximately $1.8 billion.

     Please take the time to review the enclosed proxy statement and vote your shares today by signing and returning the proxy ballot below. Your prompt attention to this matter will enable the Fund to avoid the expenses of further proxy solicitations.

     Very truly yours,



     Stephen G. Hill
     President
     Heritage Series Trust
     --------------------------------------------------------------------------
     The undersigned hereby appoints as proxies Stephen G. Hill, K.C. Clark and Donald H. Glassman, each with the power of substitution, to vote for the undersigned all shares of beneficial interest of the undersigned at the Special Meeting of Shareholders on May 24, 1996 and any adjournment thereof  with  all the  power  the  undersigned  would  have if  personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to indicate authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Trustees.

     Please vote by placing an "X" in the appropriate space below, date and sign this proxy. Return it in the enclosed prepaid envelope.

           The Board of Trustees recommends a vote "FOR":

           1. Approval of the proposed Investment Subadvisory Agreement between Heritage Asset Management, Inc. and Dreman Value Advisors, Inc. with respect to the Heritage Series Trust - Value Equity Fund.

           FOR _______       AGAINST _______         ABSTAIN______

                                   If shares are held jointly, each shareholder named should sign; if only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the share-holder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

                                   ____________________________________________
                                   Signature

                                   ____________________________________________
                                   Signature

                                   Date: ______________________________________